THE ALLIED OWNERS ACTION FUND INC.

February 1, 2001

This document describes The Allied Owners Action
Fund Inc. the "Fund"). It is not a prospectus. It contains additional information not found in the Fund's prospectus dated February 1, 2001, and should be read in conjunction with that document. You can request the Fund's prospectus by calling toll free
(877) 575-3137 or sending an email to
newaccount@eraider.com. You can also read the prospectus and this statement of additional information ("SAI") on, or e-mail questions to the Fund's directors and officers at, http://www.eRaider.com.

The purpose of the SAI is to shorten the prospectus by moving some of the more detailed andtechnical information to a separate document.

The common practice of printing a drab prospectus and embellishing it with full-color, expensive marketing materials has not been followed by the Fund. Investors should consider the Fund soberly and without distraction. All the reader will find in this package are the SAI, an account application and an investor questionnaire. If reading the prospectus and SAI does not persuade an investor, he or she should not proceed. If after reading it interest is captured, such additional material should also be reviewed.




THE ALLIED OWNERS ACTION FUND INC.

February 1, 2001

TABLE OF CONTENTS
HISTORY	2
DESCRIPTION OF FUND AND ITS
INVESTMENTS AND RISKS	6
Classification	6
Investments	6
Positions for Liquidity	7
Depository Receipts; Indexes; and Futures.	7
Risks	7
Potential Illiquidity	7
Inflation	7
Taxes	8
Interest Rates	8
Unknown Future Factors 	8
Risk of Message Board 	8
POLICIES	9
Discussion of Fees 	9
Investment Advisor Fee	9
Transaction Costs 	10
Tax Inefficiency Costs 	10
MANAGEMENT	10
Board of Directors 	11
Management Information	11
Management Compensation	11
Control Persons	13
Investment Adviser	14
DISTRIBUTION	15
Portfolio Transactions and Brokerage Commissions	15
Capital Stock	15
GENERAL PURCHASE INFORMATION	15
TAXATION	15


HISTORY

The Fund is a Maryland corporation created on July 12, 1999. It was created to be an investment company and has never engaged in any other business, used any other name or been involved in any reorganization or bankruptcy.

The Fund has contracted all management services to affiliate
Privateer Asset Management Inc. ("Privateer"), a Delaware corporation. It has arranged for shareholder communications through affiliate eRaider.com Inc. ("eRaider"), a Delaware corporation.

DESCRIPTION OF FUND AND ITS INVESTMENTS AND
RISKS

Classification

The Fund is an open-end, non-diversified management investment company. By the Investment Company Act of 1940, as amended (the
"1940 Act"), definitions, it is non-diversified since it may hold positions in a single issuer amounting to over 5% of its total assets. The Fund's board intends for the Fund to meet the IRS diversification rules necessary to avoid corporate income tax.

Investments

The principal and some non-principal strategies of the Fund have been described in the prospectus. Below are some non-principal strategies of the Fund.

Positions for Liquidity

While not part of its principal strategies, the Fund may acquire, when appropriate, high-quality, short-term or floating-rate instruments either to maintain liquidity for forecasted redemptions or to hold cash inflows in money market positions while permanent positions are being acquired. These securities are subject to credit risk, that the issuer will not make the promised payments, as well as interest rate risk, that increases in market interest rates will cause the value of the securities to decline. However, because the securities will be high quality and short-term or floating-rate, these risks are smaller than those for lower quality and longer-term fixed-rate securities. Also, small cash positions (less than 5% of total assets) may result from day-to-day trading activity.

Depository Receipts; Indexes; and Futures.

Also, as non-principal strategies, the Fund may buy stocks in large corporations or diversified securities such as depository receipts or enter into futures contracts on diversified stock indices such as the S&P 500. These investments are subject to the risks of all common stock investments, as described in the Fund's prospectus. In acquiring such positions the Fund will attempt to match the performance of the overall U.S. stock market, and it will rely on published research and historical statistics to attain this goal.

Futures contracts are subject to the additional risk that they will not be honored. This could occur through problems with the clearing corporation or market disruption. To minimize these risks, the Fund will only enter into futures contracts that are traded actively on major national exchanges. It is also possible that the Fund will be unable to close out a futures position. The Fund will attempt to mitigate this risk by avoiding futures contracts with delivery dates more than one month later than the expected time needed to acquire more permanent positions. Futures contracts are subject to margin calls. As the Fund's board intends for the Fund to hold high-quality, short-term investments in the full nominal value of the futures contract, it should not be exposed to material risk from margin calls. However, if the Fund is unable to meet a margin call, despite this precaution, the futures contract could be closed out on disadvantageous terms.

Risks

Potential Illiquidity

The Fund's board intends for the Fund to acquire relatively large stakes in its portfolio companies. Such stocks when purchased will be liquid according to the normal meaning of that term, namely, that buyers and sellers are easily found for normal transaction sizes at a normal spread between bid and ask prices. However, the Fund's overall position may be or become illiquid in total because of its size relative to the average transaction volume in the security. It is also possible for liquidity in one of the Fund's stocks to decline as a result of issuer problems, de-listings or other events. The maximum percentage of the Fund that will be invested in illiquid securities at the time of investment is 15%. In the event the percentage of the Fund's investment in illiquid securities exceeds 15%, it will promptly take prudent measures to bring its illiquid portion under 15% by disposition of portions or all of one or more positions.
Inflation

Inflation can destroy the value of stock market returns. Over the 18-1/4 years from July 1964 to September 1982 a stock market investor would have tripled her money, but even though the stock market increase helped protect against inflation she would have been able to purchase less with the $3 she had in 1982 than the $1 she had in 1964.

Taxes

While taxes vary among individual investors, they can take a significant part of the return. For example, suppose a long-term investor earns 10% per year over a 40-year period during which inflation is 4% per year. A tax-free investor would have $45 for each $1 invested but inflation would take some 80% of that gain so he would have adjusted purchasing power of only $9. An investor paying 39.6% federal income tax every year on total returns would end up with only $10 for each $1 invested instead of $45. Inflation would reduce the value of that down to $2. Doubling your purchasing power in 40 years is not the kind of return most persons have come to expect from the stock market.

The trouble is that under current laws, taxes and inflation combine mathematically to more than the sum of their parts. The Fund hopes to select companies whose value will rise faster than inflation, and hold them in a way that minimizes taxes, but it may not succeed.

Interest Rates

The Fund will be exposed to interest rate changes, inflation, stock market fluctuations and other economic factors as well as company-specific events like layoffs, sales reductions or inventions. All factors are interrelated so that, for example, a rise in interest rates could reduce the credit sales of one of the Fund's companies. It is important to recognize that while the stock market may be performing well, company-specific risks, may still be significant.

Unknown Future Factors

The Fund will also be subject to unknown future factors. There can be no assurance that the Fund's investment strategies will address or address effectively these or other risk factors.

Risk of Message Board

While the Fund itself intends to be a passive investor, it will supply the name of the stock to affiliate eRaider, which intends to invite company and Fund shareholders to participate on an Internet message board organized by eRaider to discuss the company.

The message board will be open to the public. eRaider will not attempt to limit participation in any way and will not take responsibility for the information posted. Individual authors will retain full responsibility. It is possible that message board participants will organize to attempt to influence company management. It is also possible that facts and analysis provided at the eRaider site will influence company shareholders as well as company management.

The result of the message board is unpredictable since not yet tested in practice. eRaider's role is to provide a forum to encourage informed and thoughtful discussion among shareholders. The results of those discussions and the actions taken by individual participants or third parties are largely beyond eRaider's control.

On the other hand, it would be disingenuous to assert -- and the Fund does not -- that eRaider will be entirely passive. eRaider will organize the message board in the belief that improved shareholder communication will increase shareholder value. eRaider will post analyses and opinions. Those opinions may be accepted by company management or, despite management's initial dismissal, may attract enough support among shareholders to end up being forced upon company management. While eRaider itself will not own stock in the company, it may communicate directly with company directors and officers as an unofficial shareholder representative. As a registered investment company the Fund is exempt from SEC Regulation 13 D-
G filings if its position exceeds 5% in a portfolio company but this exemption is lost for an investment company that acquires such a position intending to change or influence the control of the portfolio company or in connection with or as a participant in such purpose.
Thus, the Fund may on occasion consider it necessary to file such a disclosure if its holdings exceed 5% even if its ownership was not obtained with such intent in mind.

The Fund's only responsibility is to its shareholders. If eRaider triggers unfavorable regulatory action or threatens to involve the Fund in litigation the Fund is prepared to sever all connection, which is intended to be informal in any event. Although the Fund and eRaider are affiliates who share key personnel, the Fund will strive to act in the best interest of its shareholders at all times.
The goal of eRaider, and of the Fund in associating with eRaider, is improved shareholder value through improved shareholder communication. The Fund believes this is a two-way street.
Management may do a better job with the advice and active support of shareholders. Shareholders may perceive more value in shares when they understand management's strategies and know that their interests are respected.

The Fund believes that better shareholder value can lead to lower cost of capital, which in turn can lead to further increase in shareholder value. However noble this goal, the Fund recognizes that company management and regulators may separately be at odds regarding eRaider's conduct. Company management may view eRaider as an organizer of takeover activities or as meddlesome in day-to-day corporate affairs. Regulators may determine that bulletin board organizers assume some responsibility for board content and, if affiliated with a mutual fund, attribute such content or portions to the fund itself. The Fund's board intends for the Fund at all times to remain separate from eRaider's activities. However, since eRaider is a relatively new concept, Fund shareholders cannot be given any assurance that it will work.

POLICIES

The Fund is subject to the investment limitations enumerated in this section, which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The following are Fund fundamental policies:
?	The Fund may not issue senior securities or borrow money (as defined in the 1940 Act) except the Fund may borrow money on a temporary basis to fund redemptions if the portfolio manager deems the risk of leverage to be preferable to the loss of selling investments too quickly. Borrowings will be limited to 5% of the
Fund's total assets not to exceed if a lesser figure, 33 1/3% of net assets (total assets less all liabilities and indebtedness other than this borrowing).
?	Not more than 25% of the value of the Fund's total assets will be invested in the securities of any one issuer.
?	The Fund will not invest 25% or more of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries).
?	The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.
?	The Fund may not pledge, mortgage or hypothecate its assets
other than to secure borrowings permitted by investment
limitation as set forth in the first bullet above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or
hypothecations for this purpose).
?	The Fund may not make loans of securities to other persons. The
Fund, however, may make margin deposits in connection with
transactions in options, futures and options on futures, pursuant to which certain of the Fund's securities may be pledged to secure margin calls.
?	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the
Securities Act of 1933, as amended, in selling portfolio securities.
?	The Fund may not invest in commodities or commodity futures
contracts. Futures on the S&P 500 indexes will not be deemed to be commodities or commodities future contracts for the purpose of this fundamental policy.

The following are Fund non-fundamental policies that may be
changed by the board of directors. The Fund may not:
?	Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities that cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;
?	Purchase securities when borrowings exceed 5% of the Fund's
total assets or when the amount by which the Fund is leveraged is more than 5% of the Fund's total assets; or,
?	Invest in other investment companies except as permitted under the 1940 Act.

With regard to both fundamental and non-fundamental policies, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that levels of investments in illiquid securities and any borrowing by the Fund that exceeds the investment limitations stated above must be reduced to meet such limitations within the period required by applicable laws and regulations. The investment adviser will act in the best interests of the Fund to decrease the amount of illiquid securities held by the Fund as soon as reasonably practicable. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets. Because the Fund is new and innovative, the board of directors reserves the right, subject to shareholder approval where required, to change any of these policies, or the Fund's objectives and strategies.

Discussion of Fees

The Fund will pay a 1% annual fee (computed based upon net asset value and payable 1/12th monthly in arrears) to Privateer for all management services. This fee includes all out-of-pocket Fund expenses including brokerage.

Transaction Costs
The Fund will attempt to minimize transaction costs in three ways, although there is no guarantee it will be successful. First, it will attempt to maintain a low turnover ratio. It intends to buy and hold. Second, it intends to accumulate positions over several months, thereby minimizing risk of price run-up. Third, the Fund's board intends for the Fund to buy relatively few stocks at any one time, which gives the portfolio manager the opportunity to pay especially careful attention to the trading characteristics of each stock. Since she is not responsible for stock selection, she can concentrate exclusively on trading. The Fund hopes that this will allow her to reduce significantly the costs of acquiring positions.

Although it cannot promise it will be successful, the Fund will make diligent efforts to reduce transaction costs such as bid/ask spreads and market movement costs.

Tax Inefficiency Costs

Taxes are hard to measure but studies show that in many instances taxes can add substantially to the true cost to a fund investor. The Fund will undertake to minimize taxes to the extent consistent with overall Fund investment goals. The Fund undertakes to do the following: It will consider the tax consequences of all transactions and only execute them if, in the opinion of the portfolio manager, the benefits outweigh the tax costs to taxable shareholders. This may mean holding positions for over one year even though they could have been sold earlier at higher short-term profits.

MANAGEMENT

Board of Directors

The board of directors will hold monthly meetings to review all matters pertaining to the Fund. Each board member will be assigned an area of responsibility. Initially these will be operations, shareholder services and fees, fund accounting, stock selection, business prospects of the Fund's stocks and management and oversight issues at the companies in which the Fund invests. Each board member will maintain up-to-date information pages at the eRaider Internet site relating to his or her area of responsibility, which will be associated with a message board for Fund shareholders and public questions and comments.

The Fund's board hopes that each board member's information pages will attract thoughtful discussion by both Fund and company shareholders. The Fund's board hopes to recruit future directors from message board participants. The Fund's board believes that the message boards will also serve as an important link between Fund management and Fund shareholders.



















Management Information





*  Mr. Brown is married to Ms. Pastor.
** Interested persons. Mr. Brown and Dr. Stoller collectively own
100% at present of affiliate Privateer and 100% of affiliate eRaider.

Management Compensation

At this time the Fund has no pension or retirement benefits for directors or officers. All salaries are paid by Privateer.

+ Subject to revenue Dr. Stoller is expected to receive a salary of $125,000 from affiliate eRaider.

Control Persons

Initially the Fund will be controlled by its initial investors, Mr. Brown and Dr. Stoller. However, their control position is expected to be quickly eliminated once additional Fund shares are sold. They will also control affiliates Privateer and eRaider.

Investment Adviser

The Fund has retained Privateer, a newly-created Delaware corporation, to act as investment adviser. Mr. Brown and Dr. Stoller control Privateer and such control is expected to continue.

The Fund will have a management contract with Privateer as described in the prospectus. The Fund, Privateer and eRaider will share office space. Privateer trading operations will be segregated from the Fund and eRaider. Mr. Brown is an officer and director of all three entities. His wife Ms Pastor is an officer of the Fund and Privateer. Dr. Stoller is an officer (but not a director) of the Fund and a director and officer of eRaider. Certain employees may share duties for the three companies.

There is no contractual relationship between eRaider and either Privateer or the Fund. The Fund's board intends for the Fund to pass the names of its stocks to eRaider for public announcement, but on an uncompensated, voluntary basis. eRaider will, gratis, make Fund information available at the site. Mr. Brown and Dr. Stoller each own 50% of eRaider. They will each own up to 50% of Privateer when the Fund is declared effective.


Privateer will furnish all investment, compliance and administrative services to the Fund in exchange for a 1% management fee. This contract will remain in effect for two years from the date of its initial approval, and subject to annual approval of the board of directors for one-year periods thereafter. It can be cancelled upon 60 days' written notice by the Fund to Privateer, and after the first anniversary of the date the Fund is declared effective, Privateer may terminate the contract on 60 days' written notice to the Fund.

Privateer is allowed to subcontract all compliance and administrative services. Privateer has subcontracted these services to American Data Services, Inc. ("ADS"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New
York 11788. ADS is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds with approximately $3 billion of total assets through its offices in New York, Denver, Tampa and Los Angeles.

Union Bank will serve as custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. For its services, Privateer will pay Union Bank 0.02% of net asset value per year. Assuming average net asset value of $40 million per year, estimated costs for Union Bank custodian services is $8,000 per year.

Pursuant to the ADS agreements, ADS will provide all administrative, accounting and transfer services necessary for the Fund. Privateer will pay ADS a minimum annual fee of $60,000 or 0.15% of Fund assets, whichever is greater. Privateer will also reimburse ADS for any out-of-pocket expenses. In addition, ADS will serve as the Fund's transfer agent and perform fund accounting and Blue Sky services for which it will be paid separately. Privateer will also pay ADS the greater of $1,000 per month and $9 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services. Assuming average net asset value of $40 million per year, and average account investment of $10,000, estimated costs for ADS administrative and transfer services are $108,000 per year, and estimated costs for Union Bank custodian services are $8,000 per year.



The Fund will use Arthur Andersen to audit its financial statements.


DISTRIBUTION


Although the Fund will not directly pay any fees, it has adopted a plan (called a 12b-1 plan) whereby it will distribute its own securities without retaining an outside underwriter. This is expected to generate substantial savings since
Privateer will absorb out of its 1% management fee all distribution costs. The distribution activities contemplated by the plan are expected to include public relations and, as the need arises, print and radio media, although no direct marketing efforts along such lines are intended initially. No special sales force is contemplated. No brokers/dealers will be paid to place Fund shares.

Portfolio Transactions and Brokerage Commissions

Portfolio transactions for the Fund will generally be executed with broker/dealers on an agency basis but will be executed with principals if the portfolio manager determines this will result in a better all-in price. The portfolio manager, or a designated subordinate, will be responsible for placing all orders for purchases and sales of the Fund's securities.

In selecting broker/dealers, the portfolio manager will seek the most favorable price and execution. She may not consider research and brokerage services furnished to the Fund, Privateer or eRaider, or any of their affiliates or consider sales of the Fund's shares or any other fund's shares as a factor in the selection of broker/dealers.

The portfolio manager will consider the total cost of acquiring the Fund's desired stake, rather than the individual costs of each trade. Because the Fund intends to acquire relatively large stakes, the portfolio manager may find it useful to use several small broker/dealers to reduce price impact, even if this increases brokerage commissions and bid/ask spreads. In other cases, the portfolio manager may direct orders to a single large broker/dealer in return for reduced fees and spreads. This is a matter of delicate trading judgment and is left entirely to the discretion of the portfolio manager.

Capital Stock

The Fund is authorized to issue one million shares of common stock, $.001 par value. Holders of common stock are entitled to dividends and distributions in the amount and at the times determined by the board of directors. Each shareholder is entitled to one vote per share. Upon a liquidation or dissolution of the Fund shareholders will share ratably in any remaining assets after payment of liabilities.

GENERAL PURCHASE INFORMATION

The minimum initial investment in the Fund is $2,500. The Fund may waive or reduce such minimum initial investments from time to time. As a "no-load" fund the Fund's shares may be purchased at its net asset value.

Prior to investment by the Fund shares will be offered at $100 per share.
Thereafter, the purchase price will be based on the net asset value per share as determined following placement of an order. Purchase and redemption inform ation is set forth in the Fund's prospectus.

TAXATION

The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended. The Fund's board intends for the Fund to qualify and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be liable for federal income taxes to the extent it annually distributes substantially all its investment company taxable income to shareholders. State income taxes on mutual funds differ, but most states follow the general federal rules, except with regard to government-issued bonds, and add additional taxes. If the Fund fails to qualify as a regulated investment company it would owe corporate income tax on most income and all realized capital gains. This could significantly reduce return to Fund shareholders.